Exhibit 10.31

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Regulation S-K, Item 601(b) because the registrant has determined that the omitted information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

STATEMENT OF WORK #2

STATEMENT OF WORK #2

This Statement of Work #2 (“SOW”) is hereby incorporated into the Master Services Agreement between Ensemble RCM, LLC d/b/a Ensemble Health Partners (“Ensemble”) and AHS Management Company, Inc. (“Client”) with an effective date of May 5, 2022 (the “Agreement”). The effective date of this SOW is the last date of signature below (the “SOW Effective Date”). Capitalized terms used in the SOW but not defined shall have the meaning set forth in the Agreement.

1.

SCOPE OF WORK. Commencing on June 15, 2024 (the “SOW Commencement Date”), Ensemble shall provide (i) contract management build support services (collectively, the “Services”) in accordance with the terms of this SOW for the facilities listed on Appendix A (the “In-Scope Facilities”). For clarity, these Services are not included in any prior Statement of Work and will be in addition to the Services outlined in Statement of Work #1.

1.1.	Contract Management Build Support. Ensemble shall provide the following Services for Client:

a)	Load and maintain contracts (Client Payor Contracts) into Client’s Epic system for HB/PB/ASC/Home Health.

b)	Enter contract data and information as it relates to payor reimbursement, claims processing, and payment terms.

c)	Update and check Client’s Epic contract management system for accuracy while complying with Client’s policies and guidelines.

2.

CLIENT RESPONSIBILITIES. Client shall (i) designate a single source of contact within Client authorized to provide consents, approvals, and manage Client’s obligations under this SOW; and (ii) perform the below deliverables.

2.1. Client Deliverables

a)	Within 15 business days of the SOW Commencement Date, provide Ensemble remote access to all relevant IT systems which include, but are not limited to:

a.	Client’s Epic system PRD Environment

b.	POC Environment

c.	SUP Environment

d.	Putty/TXT Environment

e.	Data Courier for Non-Production Environments (POC, SUP, Putty/TXT)

b)

Within 15 business days of the SOW Commencement Date, provide Ensemble with appropriate access to Client’s data, information, report writing, systems, and Client employees as required by Ensemble to perform the Services.

c)	Within 15 business days of the SOW Commencement Date, provide Ensemble with full access to Client’s managed care contracts and fee schedules.

d)	Within 30 days of the SOW Commencement Date, provide Ensemble with necessary payor mappings required to link payors to appropriate contracts.

e)

Provide additional data and information as may be reasonably requested by Ensemble to complete the Services and use reasonable efforts to meet such data requests within one business day. Client understands delays in the provision of data may have an adverse impact on the performance of the Services.

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f)

Client and Ensemble agree that any delay in providing these Client Deliverables may impact Ensemble’s ability to perform the Services, including, but not limited to, Ensemble’s ability to complete Contract Management Build Support Services.

3.	TERM. The term of this SOW shall commence on the SOW Commencement Date and expire after three years, unless earlier terminated pursuant to the Agreement.

4.	FEES. Each month, Client will pay Ensemble the fees as specified below.

4.1.	Contract Management Build Support Services.

a)

Client will pay Ensemble [***] per month for the Contract Management Support Services performed by Ensemble. Starting 12 months after the SOW Commencement Date, Ensemble may increase the monthly fees, but (a) Ensemble may only increase such fees every twelve months, and (b) such increase may not exceed [***] per annum.

5.	PAYMENT.

5.1.	Each month, Ensemble shall invoice Client for the fees for the previous month. Client shall pay such invoice in accordance with the Agreement.

IN WITNESS, HEREOF, the Parties have executed this SOW as of the date last written below.

Ensemble RCM, LLC		AHS Management Company, Inc.

By:	/s/ Shannon White	By:	/s/ John Latina
Name:	Shannon White	Name:	John Latina
Title:	Chief Operating Officer	Title:	Chief of Enterprise Services

Date: 6/10/2024		Date: 6/10/2024

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Appendix A

In-Scope Facilities

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